UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2026

ASP Isotopes Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41555	87-2618235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Ross Avenue, Suite 4575E Dallas, TX	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 432-8219

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ASPI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

EXPLANATORY NOTE

On January 7, 2026, ASP Isotopes Inc. (the “Company” or “ASP Isotopes”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Closing Form 8-K”) reporting the completion, on January 6, 2026, of the previously announced acquisition (the “Transaction”) contemplated by the firm intention letter agreement, dated May 20, 2025, by and between ASP Isotopes and Renergen Limited, a public company incorporated under the laws of the Republic of South Africa focused on production of liquefied helium (LHe) and liquefied natural gas (LNG) (“Renergen”), pursuant to which, subject to the terms and conditions thereof, ASP Isotopes  acquired all of the issued ordinary shares of Renergen in exchange for shares of ASP Isotopes common stock through the implementation of a scheme of arrangement in accordance with Sections 114 and 115 of the South African Companies Act, No. 71 of 2008.  As a result of the Transaction, Renergen became a direct, wholly owned subsidiary of the Company.

At the time of the filing of the Closing Form 8-K, the Company stated that it intended to file the required financial statements and pro forma financial information associated with the Transaction within 71 days from the date that such Closing Form 8-K was required to be filed. By this Amendment No. 1 to the Closing Form 8-K (“Form 8-K/A”), the Company is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information, which are filed as exhibits hereto and are incorporated herein by reference.

The unaudited pro forma combined condensed financial statements included in this Form 8-K/A have been presented for informational purposes only, as required by Form 8-K, do not purport to represent the actual results of operations that the Company and Renergen would have achieved had the companies been combined during the periods presented in the pro forma financial statements, and are not intended to project the future results of operations that the combined company may achieve after the Transaction.

Except as described above, all other information in the Closing Form 8-K remains unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The unaudited consolidated statement of financial position of Renergen Limited as of August 31, 2025, and the related consolidated statement of profit or loss and other comprehensive loss, consolidated statement of changes in equity, and consolidated statement of cash flows for the six months ended August 31, 2025, and notes related thereto, are attached as Exhibit 99.2 and incorporated into this Item 9.01(a) by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined condensed financial statements of the Company and Renergen as of and for the nine months ended September 30, 2025 and for the nine months ended August 31, 2025, and the notes related thereto, giving effect to the Transaction, are filed herewith as Exhibit 99.3 and are incorporated into this Item 9.01(b) by reference.

(d) Exhibits.

Exhibit No.	Description
99.1	Risk Factors related to Renergen
99.2

Unaudited consolidated statement of financial position of Renergen Limited as of August 31, 2025, the related consolidated statement of profit or loss and other comprehensive loss, consolidated statement of changes in equity, and consolidated statement of cash flows for the six months ended August 31, 2025, and notes related thereto

99.3

Unaudited pro forma combined condensed financial statements of ASP Isotopes Inc. and Renergen Limited as of and for the nine months ended September 30, 2025 and for the nine  months ended August 31, 2025, and for the year ended December 31, 2024 and February 28, 2025, respectively, and the notes related thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K/A, including Exhibits 99.1, 99.2 and 99.3 attached hereto, contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995.  Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements can be identified by words such as “believes,” “plans,” “anticipates,” “expects,” “estimates,” “projects,” “will,” “may,” “might,” and words of a similar nature. Examples of forward-looking statements include, among others but are not limited to, statements we make regarding expected operating results, such as future revenues and prospects from the potential commercialization of our products, future performance under contracts, and our strategies for product development, engaging with potential customers, market position, and financial results. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Our actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements, including, but not limited to, risks related to: integration of the Company’s and Renergen’s businesses and the ability to realize the anticipated synergies and benefits of the acquisition of Renergen; disruption from the acquisition of Renergen making it more difficult to maintain business and operational relationships; the negative effects of the consummation of the acquisition of Renergen on the market price of the Company’s securities; significant transaction costs and unknown liabilities; litigation or regulatory actions related to the acquisition of Renergen; the Company’s inability to manage growth; the outcomes of various strategies and projects undertaken by the Company; the potential impact of laws or government regulations or policies in South Africa, the United Kingdom or elsewhere; our reliance on the efforts of third parties; the financial terms of any current and future commercial arrangements; our ability to complete certain transactions and realize anticipated benefits from acquisitions; contracts, dependence on our Intellectual Property (IP) rights; certain IP rights of third parties; the competitive nature of our industry; and such other factors as are set forth in the periodic reports filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to those disclosed in Part I, Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, quarterly reports on Form 10-Q, and in the Company’s other filings with the SEC. Any forward-looking statement made by us in this Form 8-K/A and related exhibits is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. No information in this Form 8-K/A and related exhibits should be interpreted as an indication of future success, revenues, results of operation, or stock price. All forward-looking statements herein are qualified by reference to the cautionary statements set forth herein and should not be relied upon.  Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASP ISOTOPES INC.

Date: March 24, 2026	By:	/s/ Donald G. Ainscow
	Name:	Donald G. Ainscow
	Title:	Executive Vice President, General Counsel and Secretary

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